UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

Cornell Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14472	76-0433642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 West Loop South, Suite 1500

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On July 22, 2010, Cornell Companies, Inc. (“Cornell”) entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of April 18, 2010, by and among Cornell, The GEO Group, Inc. (“GEO”) and GEO Acquisition III, Inc, to clarify the record date for purposes of determining those holders of Cornell common stock eligible to submit an election form and letter of transmittal. A copy of the Amendment and a related press release are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Important Additional Information About the Transaction

The proposed transaction will be submitted to the respective stockholders of GEO and Cornell for their consideration. In connection with the proposed transaction, GEO has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended, that includes a definitive joint proxy statement of GEO and Cornell and that also constitutes a prospectus of GEO. The respective stockholders of the companies are urged to read the definitive Joint Proxy Statement/Prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You may obtain a free copy of the definitive Joint Proxy Statement/Prospectus, as well as other filings containing information about the Companies at the SEC’s Internet site (http://www.sec.gov). Copies of the definitive Joint Proxy Statement/Prospectus and the SEC filings that are incorporated by reference in the Joint Proxy Statement/Prospectus can be obtained, free of charge, by directing a request to Pablo E. Paez, Director, Corporate Relations, (561) 999-7306, ppaez@geogroup.com, One Park Place, Suite 700, 621 Northwest 53rd Street, Boca Raton, Florida.

Participants in the Solicitation

GEO, Cornell and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding GEO’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended January 3, 2010, which was filed with the SEC on February 22, 2010, and its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 24, 2010, and information regarding Cornell’s directors and executive officers is available in Cornell’s Annual Report on Form 10-K, for the year ended December 31, 2009, which was filed with the SEC on February 26, 2010 and its Form 10-K/A, which was filed with the SEC on April 30, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment to Agreement and Plan of Merger, dated as of July 22, 2010, by and among Cornell Companies, Inc., The GEO Group, Inc. and GEO Acquisition III, Inc.
99.1	Joint Press Release by The GEO Group, Inc. and Cornell Companies, Inc. dated July 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2010	CORNELL COMPANIES, INC.

/s/ Cathryn L. Porter

	Name:	Cathryn L. Porter
	Title:	Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment to Agreement and Plan of Merger, dated as of July 22, 2010, by and among Cornell Companies, Inc., The GEO Group, Inc. and GEO Acquisition III, Inc.
99.1	Joint Press Release by The GEO Group, Inc. and Cornell Companies, Inc. dated July 22, 2010.